UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 13, 2002


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                       1-2207              38-0471180
       -----------                    ---------           --------------
      (State or other                (Commission         (I.R.S. Employer
      jurisdiction of                File No.)           Identification No.)
      incorporation of
      organization)


      280 Park Avenue
      New York, NY                                             10017
      --------------------------------------            -----------------
      (Address of principal executive office)               (Zip Code)


      Registrant's telephone number, including area code:   (212)  451-3000


      ---------------------------------------            -----------------
      (Former name or former address,                       (Zip Code)
      if changed since last report)



Item 9. Regulation FD Disclosure

     On August 13, 2002, Nelson Peltz, chief executive officer, and Francis T. McCarron, chief financial officer, of Triarc Companies, Inc. submitted written certifications to the Securities and Exchange Commission relating to Triarc's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the written certifications are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein solely for purposes of this Item 9.

     The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Triarc Companies, Inc. under the Securities Act of 1933.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                         TRIARC COMPANIES, INC.


                                         By:    Stuart Rosen
                                         -------------------------------------
                                         Stuart I. Rosen
                                         Senior Vice President
                                         and Associate General Counsel

Dated: August 13, 2002



                                  EXHIBIT INDEX

Exhibit
Number   Description of Document

99.1 Written certification of the Chief Executive Officer of Triarc Companies, Inc., dated August 13, 2002, pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, submitted herewith solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K.

99.2 Written certification of the Chief Financial Officer of Triarc Companies, Inc., dated August 13, 2002, pursuant to 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, submitted herewith solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K.




                                                                Exhibit 99.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Triarc Companies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 13, 2002                  /s/ Nelson Peltz
                                          ----------------------------------
                                          Nelson Peltz
                                          Chairman and Chief Executive Officer



     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.



                                                            Exhibit 99.2

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Triarc Companies, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 13, 2002                    /s/ Francis T. McCarron
                                            --------------------------------
                                            Francis T. McCarron
                                            Senior Vice President and
                                            Chief Financial Officer



     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.